Exhibit 10.1

Execution Version

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of June 30, 2015 by and among Weatherford International Ltd., a Bermuda exempted company (“WIL”), Weatherford International plc, an Irish public limited company (“WIL‑Ireland”) (successor by assumption to Weatherford International Ltd., a Swiss joint stock corporation), WEATHERFORD LIQUIDITY MANAGEMENT HUNGARY LIMITED LIABILITY COMPANY, a Hungarian limited liability company (“HOC”), WEATHERFORD CAPITAL MANAGEMENT SERVICES LIMITED LIABILITY COMPANY, a Hungarian limited liability company (“WCMS” and, together with WIL, WIL-Ireland and HOC, the “Obligor Parties”), WEATHERFORD INTERNATIONAL, LLC, a Delaware limited liability company (“WILLC” and, together with the Obligor Parties, the “Obligors”), the Lenders listed on the signature pages attached hereto, JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”), and the Issuing Banks.

RECITALS:
WHEREAS, reference is made to that certain Credit Agreement dated as of October 15, 2010 by and among the Obligor Parties, the lenders named therein, the Administrative Agent, the Issuing Banks and certain other parties named therein (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrowers desire to extend the Maturity Date under the Credit Agreement by one year from the existing Maturity Date (the “Maturity Date Extension”) and maintain the Aggregate Commitments at the same amount as prior to giving effect to the Maturity Date Extension;

WHEREAS, in order to effect the foregoing, the Borrowers have requested that (i) the Lenders identified on Annex I attached hereto as Extending Lenders (the “Extending Lenders”) consent to the Maturity Date Extension without increasing or decreasing their respective Commitments; (ii) the Lenders identified on Annex II attached hereto as Decreasing Lenders (the “Decreasing Lenders”) (x) agree to decrease their respective Commitments by assigning a portion of their existing Commitments identified on Annex II attached hereto (the portions being assigned, the "Decreasing Commitments") to the Increasing Lenders and Additional Lenders (each as defined below) and (y) consent to the Maturity Date Extension, (iii) the Lenders identified on Annex III attached hereto as Increasing Lenders (the "Increasing Lenders") (x) agree to increase their respective Commitments by assuming a portion of the Commitments of the Lenders identified on Annex V attached hereto (the “Departing Lenders”) and a portion of the Decreasing Commitments and (y) consent to the Maturity Date Extension; (iv) the financial institutions identified on Annex IV attached hereto as Additional Lenders (the “Additional Lenders” and, together with the Extending Lenders, the Decreasing Lenders and the Increasing Lenders, the “Approving Lenders”) (x) agree to establish new Commitments by assuming a portion of the Commitments of the Departing Lenders and a portion of the Decreasing Commitments and (y) consent to the Maturity Date Extension; and (v) the Administrative Agent and the Issuing Banks (x) consent to the assignment by the Departing

ACTIVE 208054799v.18

Lenders of their respective Commitments and the assignment by the Decreasing Lenders of the Decreasing Commitments, in each case, to the Increasing Lenders and the Additional Lenders and (y) consent to the Maturity Date Extension;

WHEREAS, (i) each of the Extending Lenders is willing to maintain its Commitment in the amount set forth opposite its name on Annex I attached hereto, (ii) each of the Decreasing Lenders is willing to assign a portion of its Commitment in the amount set forth opposite its name on Annex II attached hereto, (iii) each of the Increasing Lenders is willing to increase its Commitment by the amount set forth opposite its name on Annex III attached hereto, (iv) each of the Additional Lenders is willing to establish a Commitment in the amount set forth opposite its name on Annex IV attached hereto, (v) the Approving Lenders, the Administrative Agent and the Issuing Banks are willing to consent to the Maturity Date Extension and (vi) the Administrative Agent and the Issuing Banks are willing to consent to the assignment by the Departing Lenders of their respective Commitments and by the Decreasing Lenders of their respective Decreasing Commitments to the Increasing Lenders and the Additional Lenders as provided herein, in each case, pursuant to the terms and subject to the conditions set forth herein;

WHEREAS, the Borrowers have requested that the Approving Lenders agree to amend certain other provisions of the Credit Agreement, and the Approving Lenders have agreed to amend the Credit Agreement as hereinafter set forth; and

WHEREAS, in connection with the foregoing and the transactions contemplated hereby, (a) J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Wells Fargo Securities, LLC, Royal Bank of Canada Capital Markets, Bank of Tokyo-Mitsubishi UFJ, Ltd., Credit Agricole Corporate and Investment Bank, Citigroup Global Markets Inc. and Morgan Stanley Senior Funding, Inc., have been appointed as joint lead arrangers and joint bookrunners, (b) Deutsche Bank Securities Inc. has been appointed as syndication agent and (c) Wells Fargo Securities, LLC, Royal Bank of Canada, Bank of Tokyo-Mitsubishi UFJ, Ltd., Credit Agricole Corporate and Investment Bank, Citigroup Global Markets Inc. and Morgan Stanley Senior Funding, Inc. have been appointed as co-documentation agents.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
(a)    The cover page of the Credit Agreement is hereby amended and restated by replacing it with Annex VIII attached hereto.
(b)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:
“Anti-Corruption Laws” means all laws, rules and regulations of any jurisdiction applicable to WIL-Ireland or any of its Subsidiaries from time to time concerning or relating to bribery or corruption.

"Impacted Interest Period" has the meaning assigned to such term in the definition of "LIBO Rate".
“Interpolated Rate” means, at any time, for any Impacted Interest Period, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBOR Screen Rate for the longest period (for which the LIBOR Screen Rate is available for the applicable currency) that is shorter than the Impacted Interest Period and (b) the LIBOR Screen Rate for the shortest period (for which the LIBOR Screen Rate is available for the applicable currency) that exceeds the Impacted Interest Period, in each case, at such time.
“LIBOR Quoted Currency” means, collectively, Dollars, Euros and Pounds Sterling.
“LIBOR Screen Rate” has the meaning assigned to such term in the definition of “LIBO Rate”.
“Non-LIBOR Quoted Currency” means Canadian Dollars, Australian Dollars and Norwegian Kroner.
“Quotation Day” means, with respect to any Eurocurrency Borrowing for any Interest Period, (a) if the Currency is Dollars, two Business Days prior to the commencement of such Interest Period, (b) if the currency is Euros, the day that is two TARGET2 Days before the first day of such Interest Period, and (c) if the Currency is Pounds Sterling, the first day of such Interest Period (unless, in each case, market practice differs in the relevant market where the LIBO Rate for such currency is to be determined, in which case the Quotation Day will be determined by the Administrative Agent in accordance with market practice in such market (and if quotations would normally be given on more than one day, then the Quotation Day will be the last of those days)).
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or (b) the United Nations Security Council, the European Union, Her Majesty’s Treasury of the United Kingdom, any EU member state, the Hong Kong Monetary Authority or any other relevant sanctions authority.
“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the United Nations Security Council, the European Union, any EU member state, the Hong Kong Monetary Authority or any other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person.
“TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET2) payment system (or, if such payment system ceases to be operative, such other payment system (if any) reasonably determined by the Administrative Agent to be a suitable replacement) for the settlement of payments in Euro.
“TARGET2 Day” means a day that TARGET2 is open for the settlement of payments in Euro.
(c)    The definition of “Alternate Base Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting the proviso at the end of the first sentence of such definition and replacing it with: “; provided that, for purposes of this definition, the LIBO Rate for any day shall be based on the LIBO Rate at approximately 11:00 a.m., London time, on such day (or if such day is not a Business Day, the immediately preceding Business Day).”
(d)    The definition of “Federal Funds Effective Rate” in Section 1.01 of the Credit Agreement is hereby amended by inserting the phrase “; provided that if the Federal Funds Effective Rate is less than zero, such rate shall be deemed to be zero for purposes of this Agreement” at the end of such definition immediately after the phrase “reasonably selected by it”.
(e)    The definition of “Issuing Bank” in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting “RBS, ” and (ii) deleting the phrase “, and its successors in such capacity as provided in Section 3.01(i)”.
(f)    The definition of “LC Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“LC Commitment” means, as to each Issuing Bank, the commitment of such Issuing Bank to issue Letters of Credit pursuant to Section 3.01. The initial amount of each Issuing Bank’s LC Commitment is set forth on Schedule 1.01B and may be adjusted from time to time in accordance with Section 3.01(i).
(g)    The definition of “LIBO Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“LIBO Rate” means:
(a)    with respect to any Eurocurrency Borrowing denominated in any LIBOR Quoted Currency for any Interest Period, the London interbank offered rate as administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for such LIBOR Quoted Currency for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen or, in the event such rate does not appear on either of such Reuters pages, on any successor or substitute screen that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time as in its reasonable discretion (in each case, the “LIBOR Screen Rate”) at approximately 11:00 a.m., London time, on the Quotation Day for such LIBOR Quoted Currency and Interest Period; provided that (x) if the LIBOR Screen Rate is less than zero, such rate shall be deemed to be zero for purposes of this Agreement and (y) in the event that the LIBOR Screen Rate is not available at such time for such Interest Period (the “Impacted Interest Period”), then the “LIBO Rate” for such LIBOR Quoted Currency for a period equal in length to such Interest Period for such Impacted Interest Period shall be the Interpolated Rate; provided that if the Interpolated Rate is less than zero, such rate shall be deemed to be zero for purposes of this Agreement; and
(b)    with respect to any Eurocurrency Borrowing denominated in any Non-LIBOR Quoted Currency for any Interest Period, the rate per annum designated by the Administrative Agent (and agreed to by the Lenders and the Borrowers) as the LIBO Rate with respect to such Non-LIBOR Quoted Currency for such Interest Period; provided that, if the such rate is less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
(h)    The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Maturity Date” means July 13, 2017, and for any Lender agreeing to extend the Maturity Date in accordance with Section 2.18, July 13, 2018.
(i)    The definition of “RBS” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.
(j)    Section 2.18 subsection (a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Not earlier than April 14, 2016, nor later than June 13, 2016, the Borrowers may, upon written notice to the Administrative Agent (which shall promptly notify the Lenders), request that the Maturity Date be extended by one year to July 13, 2018. Prior to the earlier of (i) 30 days after delivery of such notice by the Administrative Agent to the Lenders and (ii) three Business Days prior to July 13, 2017, each Lender shall notify the Administrative Agent whether or not it consents to such extension (which consent may be given or withheld in such Lender’s sole and absolute discretion). Any Lender not responding within the above time period shall be deemed not to have consented to such extension. The Administrative Agent shall promptly notify the Borrowers and the Lenders of the Lenders’ responses to such request.

(k)    Section 3.01(i) of the Credit Agreement is hereby amended by inserting the words “Modification and” prior to the word “Termination” in the header; by adding “(i)” prior to the first sentence thereof; and by adding the following at the end of thereof:
Following receipt by the Administrative Agent of the Borrowers’ written notice of termination, the Administrative Agent shall amend Schedule 1.01B to remove such Issuing Bank from Schedule 1.01B.
(ii)    By written notice to the Borrowers, each Issuing Bank may from time to time request that such Issuing Bank’s LC Commitment be increased, decreased or terminated. Within ten Business Days following receipt of such notice, the Borrowers shall provide such Issuing Bank with notice of their acceptance or rejection of such modification or termination, and if the Borrowers accept such modification or termination, the Borrowers shall also provide a copy of such notice to the Administrative Agent. With respect to a termination of such Issuing Bank’s LC Commitment, from and after the effective date of such termination, such Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such modification or termination (and shall continue to be an “Issuing Bank” for purposes of this Agreement), but shall not be required to issue any additional Letters of Credit hereunder. Following receipt by the Administrative Agent of the Borrowers’ acceptance of such modification or termination, the Administrative Agent shall amend Schedule 1.01B to either (a) reflect the amount of such Issuing Bank’s modified LC Commitment or (b) in the event of a termination, remove such Issuing Bank from Schedule 1.01B.
(l)    Section 3.01(k) of the Credit Agreement is hereby amended to add the following sentence at the end thereof: “Following designation of an additional Issuing Bank in accordance with this Section 3.01(k), the Administrative Agent shall amend Schedule 1.01B to reflect the addition of such Issuing Bank and such Issuing Bank’s LC Commitment as provided in such Issuing Bank’s Issuing Bank Agreement.”
(m)    Article VI of the Credit Agreement is hereby amended by adding a new Section 6.12 that reads as follows:
Anti-Corruption Laws and Sanctions. Each Obligor Party has implemented and maintains in effect policies and procedures designed to ensure compliance by such Obligor Party, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and such Obligor Party, its Subsidiaries and their respective officers and employees and, to the knowledge of such Obligor Party, its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) each Obligor Party, any Subsidiary of such Obligor Party or any of their respective directors, officers or employees, or (b) to the knowledge of each Obligor Party, any agent of such Obligor Party or any Subsidiary of such Obligor Party that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing, nor the use of proceeds of the Loans or any other transaction contemplated by the Credit Agreement will violate any Anti-Corruption Laws or any Sanctions applicable to any party hereto.
(n)    Article VI of the Credit Agreement is hereby amended by adding a new Section 6.13 that reads as follows:
Rank of Obligations.    The obligations of each Obligor under the Loan Documents to which it is a party rank at least equally with all of the unsecured and unsubordinated Indebtedness of such Obligor, except Indebtedness mandatorily (and not consensually) preferred by applicable law, and ahead of all subordinated Indebtedness, if any, of such Obligor.
(o)    Article VII of the Credit Agreement is hereby amended by adding a new Section 7.07 that reads as follows:
Compliance with Anti-Corruption Laws. Each Obligor Party will maintain in effect and enforce policies and procedures designed to ensure compliance by such Obligor Party, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.
(p)    Section 8.09 of the Credit Agreement is hereby amended by adding a new subsection (c) that reads as follows:
The Borrower will not request any Loans, and WIL-Ireland shall not use or otherwise make available, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use or otherwise make available, any proceeds of the Loans (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto.
(q)    The Credit Agreement is hereby amended by deleting Section 8.10 in its entirety.
(r)    Section 11.02(a)(i) of the Credit Agreement is hereby amended and restated to read as follows:
If to any Borrower or Guarantor, to it at:

c/o Weatherford International, LLC
2000 St. James Place
Houston, Texas 77056
Attention: General Counsel
Telephone: (713) 836-4000
Email: LegalWeatherford@weatherford.com

with a copy to:

c/o Weatherford International, LLC
2000 St. James Place
Houston, Texas 77056
Attention: Treasurer
Telephone: (713) 836-7460
Email: Mark.Rothleitner@weatherford.com; Josh.Silverman@weatherford.com

(s)    Section 11.02(a)(v) of the Credit Agreement is hereby deleted in its entirety and clauses (vi), (vii) and (vii) of Section 11.02(a) are hereby renumbered as clauses (v), (vi) and (vii), respectively.
(t)    Section 11.05(b)(i) is hereby amended by (i) deleting the second proviso in Clause (A) of such Section, (ii) replacing the “.” at the end of Clause (C) of such Section with a “;” and (iii) adding the following as a hanging proviso to such Section: “provided that any consent to an assignment required by any Person under this Section 11.05(b)(i) shall be deemed to have been given by such Person unless it shall have objected thereto by written notice to the Administrative Agent (or by the Administrative Agent to the Lender requesting the consent) within ten Business Days after receiving a written request for its consent to such assignment.”
(u)    Schedule 1.01B of the Credit Agreement is hereby amended and restated by replacing it with Annex VII attached hereto.
Subject to satisfaction of the conditions precedent set forth in Section 4 hereof, the Administrative Agent and each of the Issuing Banks hereby consents to the Maturity Date Extension.

Section 3.    Assignment and Assumption.

(a)    For an agreed consideration, (i) each Departing Lender hereby irrevocably sells and assigns, severally and not jointly, all of such Departing Lender’s rights and obligations in its capacity as Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to its Commitment (the “Departing Lender Assignments”), (ii) each Decreasing Lender hereby irrevocably sells and assigns, severally and not jointly, all of such Decreasing Lender’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to its Decreasing Commitment (the “Decreasing Lender Assignments” and together with the Departing Lender Assignments, the “Specified Assignments”) and (iii) to the extent permitted to be assigned under applicable law, each Departing Lender and each Decreasing Lender (individually, an “Assignor” and, collectively, the “Assignors”) hereby irrevocably sells and assigns, severally and not jointly, all claims, suits, causes of action and any other right of such Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity to the extent related to the rights and obligations sold and assigned pursuant to clause (i) or clause (ii) above, as applicable (the rights and obligations sold and assigned pursuant to clauses (i), (ii) and (iii) above being referred to herein collectively for all Assignors as the “Assigned Interests”), to the Increasing Lenders and the Additional Lenders (individually, an “Assignee” and, collectively, the “Assignees”), and each Assignee hereby irrevocably purchases and assumes from each Assignor such portion of the Assigned Interests so that, after giving effect to such assignment and assumption, the Commitments and Applicable Percentages of each of the Assignees shall be as set forth on Annex VI attached hereto, subject to and in accordance with the Credit Agreement and this Amendment, in each case, as of the Amendment Effective Date. Such sale and assignment is without recourse to the Assignors and, except as expressly provided in this Amendment, without representation or warranty by the Assignors.
(b)    From and after the Amendment Effective Date, the Administrative Agent shall distribute all payments in respect of the Assigned Interests (including payments of principal, interest, fees and other amounts) to the appropriate Assignors for amounts which have accrued to but excluding the Amendment Effective Date and to the appropriate Assignees for amounts which have accrued from and after the Amendment Effective Date.
(c)    After giving effect to the Specified Assignments in Section 3(a) of this Amendment, each Departing Lender shall cease to be a party to the Credit Agreement as of the Amendment Effective Date and shall not longer be a “Lender”. Each Departing Lender joins in the execution of this Amendment solely for the purposes of assigning their Assigned Interests pursuant to this Section 3.
(d)    Each of the Approving Lenders acknowledges and agrees that the Commitments of such Lender and the other Lenders under the Credit Agreement are several and not joint commitments and obligations of the Lenders. Each of the Approving Lenders further acknowledges and agrees that, after giving effect to the Maturity Date Extension as provided in this Amendment, its Commitment as a Lender shall be as set forth on Annex VI attached hereto, which shall automatically amend and restate Schedule 2.01 to the Credit Agreement.

(e)    To the extent there are any Swingline Loans or Letters of Credit outstanding on the Amendment Effective Date, upon the effectiveness of this Amendment, the amount of the unfunded participations held by each approving Lender in each such Swingline Loan and Letter of Credit then outstanding shall be adjusted such that, after giving effect to such adjustments, each approving Lender shall hold its Applicable Percentage (as set forth on Annex VI) of unfunded participations in each such Swingline Loan and Letter of Credit after giving effect to this Amendment.

Section 4.    Amendment Effective Date; Conditions Precedent. This Amendment, the Maturity Date Extension and the Specified Assignments shall become effective on the date (the “Amendment Effective Date”) on which the following conditions have been satisfied:

(a)    The Administrative Agent shall have received the following, all in form and substance reasonably satisfactory to the Administrative Agent:
(i)    a counterpart of this Amendment executed by the Obligors, the Departing Lenders, the Approving Lenders, the Administrative Agent and the Issuing Banks;
(ii)    Revolving Credit Notes executed by the Borrowers and payable to each Approving Lender requesting (at least one Business Day prior to the Amendment Effective Date) a Revolving Credit Note, duly completed and executed by the Borrowers and dated the Amendment Effective Date;
(iii)    a certificate of a Responsible Officer of WIL-Ireland, dated the Amendment Effective Date, certifying that (A) the representations and warranties set forth in Article VI of the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of, and as if such representations and warranties were made on, the Amendment Effective Date (unless such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall continue to be true and correct as of such earlier date), (B) no Default or Event of Default has occurred and is continuing on the Amendment Effective Date, (C) no material adverse change, since the date of the most recent Annual Report on Form 10-K furnished or deemed furnished to the Administrative Agent pursuant to Section 7.01(b) of the Credit Agreement, in the financial condition, business or operations of WIL-Ireland and it Subsidiaries, taken as a whole; and
(iv)    a certificate of the secretary, an assistant secretary or other responsible officer of each Obligor, dated the Amendment Effective Date and certifying (A) true and complete copies of the memorandum of association and bye-laws or the certificate of incorporation or formation and bylaws or operating agreement or other organizational documents, each as amended and in effect, of such Obligor, (B) true and complete copies of the resolutions adopted by the Board of Directors, the managers or the members, as applicable, of such Obligor (1) authorizing the execution, delivery and performance by such Obligor of this Amendment and (2) authorizing officers of such Obligor to execute and deliver this Amendment and any related documents, including any agreement contemplated by this Amendment, (C) the absence of any proceedings for the dissolution, liquidation or winding up of such Obligor, and (D) incumbency and specimen signatures of the officers of such Obligor executing this Amendment or any other Loan Document on its behalf.
(b)    If, on the Amendment Effective Date, any Eurocurrency Loans have been funded, then the Borrowers shall have paid any breakage fees or costs or other amounts owing under the Credit Agreement in connection with the breakage or reallocation of such outstanding Eurocurrency Loans in accordance with Section 2.13 of the Credit Agreement; and
(c)    The Borrowers shall have paid (i) to the Administrative Agent, the Lead Arrangers and the Lenders, as applicable, all fees and other amounts agreed upon by such parties to be paid on or prior to the Amendment Effective Date, and (ii) to the extent invoiced at or before 10:00 a.m., New York City time, on the Amendment Effective Date, all out-of pocket expenses required to be reimbursed or paid by the Borrowers pursuant to Section 11.03 of the Credit Agreement or any other Loan Document.

Section 5.    Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Obligor Parties represents and warrants that, after giving effect to each of the amendments and waivers set forth in this Amendment:
(a)    the representations and warranties set forth in Article VI of the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of, and as if such representations and warranties were made on, the Amendment Effective Date (unless such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall continue to be true and correct as of such earlier date);
(b)     no Default or Event of Default has occurred and is continuing on the Amendment Effective Date;
(c)    this Amendment constitutes the legal, valid and binding obligation of each of the Obligors, enforceable against each of the Obligors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles of general applicability; and
(d)    as of the Amendment Effective Date, there has been no material adverse change since December 31, 2014 in the financial condition, business or operations of WIL-Ireland and its Subsidiaries, taken as a whole.
Section 6.    Confirmation of Loan Documents. Except as expressly contemplated hereby, the terms, provisions, conditions and covenants of the Credit Agreement, as amended by this Amendment, and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not, except as expressly set forth in this Amendment, operate as a waiver of, consent to or amendment of any term, provision, condition or covenant thereof. Without limiting the generality of the foregoing, except pursuant hereto or as expressly contemplated or amended hereby, nothing contained herein shall be deemed (a) to constitute a waiver of compliance or consent to noncompliance by any Obligor with respect to any term, provision, condition or covenant of the Credit Agreement or any other Loan Document; (b) to prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document; or (c) to constitute a waiver of compliance or consent to noncompliance by any Obligor Party with respect to the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Documents made the subject hereof. Each Obligor represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder.
Section 7.    Ratification. Each Guarantor hereby ratifies and confirms its obligations under the Guaranty Agreement and hereby represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder. Furthermore, each Guarantor agrees that nothing contained in this

Amendment shall adversely affect any right or remedy of the Administrative Agent or the Lenders under the Guaranty Agreement or any of the other Loan Documents to which it is a party. Each Guarantor agrees that all references in the Guaranty Agreement to the “Guaranteed Obligations” shall include, without limitation, all of the obligations of the Borrowers to the Administrative Agent and the Lenders under the Credit Agreement, as amended by this Amendment. Finally, each Guarantor hereby represents and warrants that the execution and delivery of this Amendment and the other documents executed in connection herewith shall in no way change or modify its obligations as a guarantor, debtor, pledgor, assignor, obligor and/or grantor under the Guaranty Agreement and the other Loan Documents to which it is a party and shall not constitute a waiver by the Administrative Agent or the Lenders of any of their rights against any Guarantor.
Section 8.    Effect of Amendment. From and after the Amendment Effective Date hereof, each reference in the Credit Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, documents, notes, certificates, guaranties and other writings of every kind and nature shall be deemed to mean the Credit Agreement as modified by this Amendment. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
Section 9.    Costs and Expenses. Pursuant to the terms of Section 11.03 of the Credit Agreement, the Borrowers agree to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution and enforcement of this Amendment.
Section 10.    Choice of Law. This Amendment and all other documents executed in connection herewith and the rights and obligations of the parties hereto and thereto, shall be construed in accordance with and governed by the law of the State of New York.
Section 11.    Submission to Jurisdiction; Consent to Service of Process.
(a)    Each Obligor hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York (or the state courts sitting in the Borough of Manhattan in the event the Southern District of New York lacks subject matter jurisdiction), and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final, non‑appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment or any other Loan Document shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any suit, action or proceeding relating to this Amendment or any other Loan Document against any Obligor or its properties in the courts of any jurisdiction.

(b)    Each Obligor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in paragraph (a) of this Section. Each Obligor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(c)    Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 11.02 of the Credit Agreement other than by facsimile. Nothing in this Amendment or any other Loan Document will affect the right of any party to this Amendment or any other Loan Document to serve process in any other manner permitted by law. Notwithstanding any other provision of this Amendment, each foreign Obligor Party hereby irrevocably designates C T Corporation System, 111 8th Avenue, New York, New York 10011, as the designee, appointee and agent of such Obligor Party to receive, for and on behalf of such Obligor Party, service of process in the State of New York in any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document.
(d)    Each Obligor agrees that any suit, action or proceeding brought by any Obligor or any of their respective Subsidiaries relating to this Amendment or any other Loan Document against the Administrative Agent, any Issuing Bank, any Lender or any of their respective Affiliates shall be brought exclusively in the United States District Court for the Southern District of New York (or the state courts sitting in the Borough of Manhattan in the event the Southern District of New York lacks subject matter jurisdiction), and any appellate court from any thereof, unless no such court shall accept jurisdiction.
(e)    The Administrative Agent, each Issuing Bank and each Lender hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York (or the state courts sitting in the Borough of Manhattan in the event the Southern District of New York lacks subject matter jurisdiction), and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final, non-appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(f)    The Administrative Agent, each Issuing Bank and each Lender hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in paragraph (e) of this Section. Each of the Administrative Agent, each Issuing Bank and each Lender hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(g)    To the extent that any Obligor has or hereafter may acquire any immunity from jurisdiction of any court or from set-off or any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Obligor hereby irrevocably waives such immunity in respect of its obligations under the Loan Documents.
Section 12.    Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 13.    Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the Notes, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective on the Amendment Effective Date, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission or electronic transmission (in .pdf form) shall be effective for all purposes as delivery of a manually executed counterpart of this Amendment.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WIL:

WEATHERFORD INTERNATIONAL LTD.,
a Bermuda exempted company

By:	/s/ Yazid J. Tamimi
Name:	Yazid J. Tamimi
Title:	Vice President

HOC:

WEATHERFORD LIQUIDITY MANAGEMENT
HUNGARY LIMITED LIABILITY COMPANY,
a Hungarian limited liability company

By:	/s/ Bas Van Houts
Name:	Bas Van Houts
Title:	Director

By:	/s/ Philippe Groslin
Name:	Philippe Groslin
Title:	Director

WCMS:

WEATHERFORD CAPITAL MANAGEMENT
SERVICES LIMITED LIABILITY COMPANY,
a Hungarian limited liability company

By:	/s/ Bas Van Houts
Name:	Bas Van Houts
Title:	Director

By:	/s/ Philippe Groslin
Name:	Philippe Groslin
Title:	Director

Signature Page to Amendment No. 3 to Credit Agreement

WIL- Ireland:

WEATHERFORD INTERNATIONAL plc.,
an Irish public limited company

By:	/s/ Bas Van Houts
Name:	Bas Van Houts
Title:	Assistant Treasurer

WILLC:

WEATHERFORD INTERNATIONAL plc.,
a Delaware limited liability company

By:	/s/ Mark M, Rothleitner
Name:	Mark M, Rothleitner
Title:	Vice President and Treasurer

Signature Page to Amendment No. 3 to Credit Agreement

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Muhammad Hasan
Name:	Muhammad Hasan
Title:	Vice President

Signature Page to Amendment No. 3 to Credit Agreement

INCREASING LENDERS:

JPMORGAN CHASE BANK, N.A.,
as a Lender and an Issuing Bank

By:	/s/ Muhammad Hasan
Name:	Muhammad Hasan
Title:	Vice President

Signature Page to Amendment No. 3 to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender and an Issuing Bank

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

By:	/s/ John S. McGill
Name:	John S. McGill
Title:	Director

Signature Page to Amendment No. 3 to Credit Agreement

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK,
as a Lender and an Issuing Bank

By:	/s/ Page Dillehunt
Name:	Page Dillehunt
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

Signature Page to Amendment No. 3 to Credit Agreement

MORGAN STANLEY BANK, N.A.

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Kevin Sparks
Name:	Kevin Sparks
Title:	Vice President

Signature Page to Amendment No. 3 to Credit Agreement

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as a Lender and an Issuing Bank

By:	/s/ Donald W. Herrick Jr.
Name:	Donald W. Herrick Jr.
Title:	Director

Signature Page to Amendment No. 3 to Credit Agreement

ROYAL BANK OF CANADA

By:	/s/ Caleb Allen
Name:	Caleb Allen
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Credit Agreement

CITIBANK, N.A.

By:	/s/ Susan Olsen
Name:	Susan Olsen
Title:	Vice President

Signature Page to Amendment No. 3 to Credit Agreement

BARCLAYS BANK PLC

By:	/s/ Kayode Sulola
Name:	Kayode Sulola
Title:	Assistant Vice President
Executed in London, United Kingdom

Signature Page to Amendment No. 3 to Credit Agreement

STANDARD CHARTERED BANK

By:	/s/ Pramita Saha
Name:	Pramita Saha
Title:	Executive Director

By:	/s/ Hsing H. Huang
Name:	Hsing H. Huang
Title:	Associate Director
Standard Chartered Bank NY

Signature Page to Amendment No. 3 to Credit Agreement

HSBC BANK USA, N.A.

By:	/s/ Douglas A. Whiddon
Name:	Douglas A. Whiddon
Title:	Director

Signature Page to Amendment No. 3 to Credit Agreement

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

By:	Veronica Incera
Name:	Veronica Incera
Title:	Managing Director

By:	/s/ Mauricio Benitez
Name:	Mauricio Benitez
Title:	Director

Signature Page to Amendment No. 3 to Credit Agreement

DECREASING LENDERS:

THE TORONTO DOMINION BANK, NEW YORK BRANCH

By:	/s/ Robyn Zeller
Name:	Robyn Zeller
Title:	Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement

EXTENDING LENDERS:

NORDEA BANK NORGE ASA

By:	/s/ Tom Kuhnle
Name:	Tom Kuhnle
Title:	Senior Vice President

By:	/s/ Mona Torudstad
Name:	Mona Torudstad
Title:	Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement

UNICREDIT BANK AG, NEW YORK BRANCH

By:	/s/ Julien Tizorin
Name:	Julien Tizorin
Title:	Director

By:	/s/ Jeffrey B. Ferris
Name:	Jeffrey B. Ferris
Title:	Director

Signature Page to Amendment No. 3 to Credit Agreement

ADDITIONAL LENDERS:

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

By:	/s/ Penny Neville-Park
Name:	Penny Neville-Park
Title:

By:	/s/ Alison Butt
Name:	Alison Butt
Title:

Signature Page to Amendment No. 3 to Credit Agreement

ARAB BANKING CORPORATION, GRAND CAYMAN

By:	/s/ Lana Chervonskaya
Name:	Lana Chervonskaya
Title:	VP Relationship Manager

By:	/s/ Gautier Strub
Name:	Gautier Strub
Title:	VP Senior Relationship Manager

Signature Page to Amendment No. 3 to Credit Agreement

DEPARTING LENDERS:

UBS AG, STAMFORD BRANCH

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

By:	/s/ Craig Pearson
Name:	Craig Pearson
Title:	Associate Director

Signature Page to Amendment No. 3 to Credit Agreement

DNB BANK ASA, f/k/a DNB NOR BANK ASA

By:	/s/ Caroline Adams
Name:	Caroline Adams
Title:	First Vice President

By:	/s/ Geshu Sugandh
Name:	Geshu Sugandh
Title:	First Vice President

Signature Page to Amendment No. 3 to Credit Agreement

GOLDMAN SACHS BANK USA

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Credit Agreement

SUNTRUST BANK

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

Signature Page to Amendment No. 3 to Credit Agreement

Annex I

EXTENDING LENDERS

Extending Lender	Commitment (immediately prior to giving effect to the Specified Assignments)	Commitment (immediately after giving effect to the Specified Assignments)
Nordea Bank Norge ASA	$80,000,000	$80,000,000
Unicredit Bank AG, New York Branch	$80,000,000	$80,000,000

Annex I

Annex II

DECREASING LENDERS

Decreasing Lender	Commitment (immediately prior to giving effect to the Specified Assignments)	Commitment Decrease	Commitment (immediately after giving effect to the Specified Assignments)
The Toronto Dominion Bank, New York Branch	$161,000,000	$36,000,000	$125,000,000

Annex II

Annex III

INCREASING LENDERS

Increasing Lender	Commitment (immediately prior to giving effect to the Specified Assignments)	Commitment Increase	Commitment (immediately after giving effect to the Specified Assignments)
JPMorgan Chase Bank, N.A.	$175,000,000	$2,500,000	$177,500,000
Deutsche Bank AG New York Branch	$175,000,000	$2,500,000	$177,500,000
Credit Agricole Corporate and Investment Bank	$161,000,000	$16,500,000	$177,500,000
Morgan Stanley Bank, N.A.	$161,000,000	$16,500,000	$177,500,000
Wells Fargo Bank, National Association	$161,000,000	$16,500,000	$177,500,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$125,000,000	$52,500,000	$177,500,000
Royal Bank of Canada	$125,000,000	$52,500,000	$177,500,000
Citibank, N.A.	$125,000,000	$52,500,000	$177,500,000
Barclays Bank plc	$80,000,000	$45,000,000	$125,000,000
Standard Chartered Bank	$75,000,000	$50,000,000	$125,000,000
HSBC Bank USA, N.A.	$50,000,000	$30,000,000	$80,000,000
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$25,000,000	$20,000,000	$45,000,000

Annex III

Annex IV

ADDITIONAL LENDERS

Additional Lender	Commitment (immediately after giving effect to the Specified Assignments)
Skandinaviska Enskilda Banken AB (publ)	$125,000,000
Arab Banking Corporation, Grand Cayman	$45,000,000

Annex IV

Annex V

DEPARTING LENDERS

Departing Lender	Commitment (immediately prior to giving effect to the Specified Assignments)
UBS AG, Stamford Branch	$161,000,000
DNB Bank ASA	$125,000,000
Goldman Sachs Bank USA	$125,000,000
SunTrust Bank	$80,000,000

Annex V

Annex VI

SCHEDULE 2.01
COMMITMENTS

Lender	Allocation	Applicable Percentage
JPMorgan Chase Bank, N.A.	$177,500,000	7.8888888889%
Deutsche Bank AG New York Branch	$177,500,000	7.8888888889%
Credit Agricole Corporate and Investment Bank	$177,500,000	7.8888888889%
Morgan Stanley Bank, N.A.	$177,500,000	7.8888888889%
Wells Fargo Bank, National Association	$177,500,000	7.8888888889%
Citibank, N.A.	$177,500,000	7.8888888889%
Royal Bank of Canada	$177,500,000	7.8888888889%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$177,500,000	7.8888888889%
Barclays Bank plc	$125,000,000	5.5555555555%
Skandinaviska Enskilda Banken AB (publ)	$125,000,000	5.5555555555%
Standard Chartered Bank	$125,000,000	5.5555555555%
The Toronto Dominion Bank, New York Branch	$125,000,000	5.5555555555%
HSBC Bank USA, N.A.	$80,000,000	3.5555555556%
Nordea Bank Norge ASA	$80,000,000	3.5555555556%
Unicredit Bank AG, New York Branch	$80,000,000	3.5555555556%
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$45,000,000	2.0000000000%
Arab Banking Corporation, Grand Cayman	$45,000,000	2.0000000000%
TOTAL	$2,250,000,000	100%

Annex VI

Annex VII
Schedule 1.01B
LC COMMITMENTS

Issuing Bank	LC Commitment
JP Morgan Chase Bank, N.A.	$125,000,000
Credit Agricole Corporate and Investment Bank	$125,000,000
Wells Fargo Bank, National Association	$125,000,000
The Toronto Dominion Bank, New York Branch	$125,000,000
Deutsche Bank AG New York Branch	$100,000,000
TOTAL	$600,000,000

Annex VII

Annex VIII
Credit Agreement

Dated as of October 15, 2010

among

Weatherford International Ltd.,
a Bermuda exempted company,

and

The Other Borrowers Party Hereto,
as Borrowers,

Weatherford International plc,
an Irish public limited company,

The Lenders Party Hereto,

The Issuing Banks Named Herein,

Wells Fargo Bank, National Association,
as a Swingline Lender,

and

JPMorgan Chase Bank, N.A.,
as Administrative Agent and a Swingline Lender
______________________________________
J.P. Morgan Securities LLC, Deutsche Bank Securities Inc.,
Wells Fargo Securities, LLC, Royal Bank of Canada Capital Markets, Bank of Tokyo-Mitsubishi UFJ, Ltd., Credit Agricole Corporate and Investment Bank, Citigroup Global Markets Inc.
and
Morgan Stanley Senior Funding, Inc.,
as Joint Lead Arrangers and Joint Bookrunners

Deutsche Bank Securities Inc.,
as Syndication Agent,

and

Wells Fargo Securities, LLC, Royal Bank of Canada, Bank of Tokyo-Mitsubishi UFJ, Ltd., Credit Agricole Corporate and Investment Bank, Citigroup Global Markets Inc.
and
Morgan Stanley Senior Funding, Inc.,
as Co-Documentation Agents

Annex VIII